UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

July 17, 2013

Date of Report (Date of earliest event reported)

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

15438 N. Florida Avenue, Suite 201, Tampa, Florida	33613
(Address of principal executive offices)	(Zip Code)

(877) 376-5831

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note

On July 17, 2013, Health Plan Intermediaries Holdings, LLC, a partially-owned subsidiary of Health Insurance Innovations, Inc. (the “Company”), pursuant to a Stock Purchase Agreement, dated as of July 17, 2013, with Joseph Safina, Howard Knaster and Jorge Saavedra, completed its acquisition of all of the outstanding equity interests of each of Sunrise Health Plans, Inc., a licensed insurance broker, Sunrise Group Marketing, Inc., a call center and sales lead management company, and Secured Software Solutions, Inc., an intellectual property holding company (collectively, the “Companies”). On July 23, 2013, the Company filed a Current Report on Form 8-K stating that it had completed the acquisition and that the financial statements and pro forma financial information required under Item 9.01 would be filed within 71 days after the date on which the Current Report on Form 8-K was required to be filed. This amended Current Report on Form 8-K/A contains the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired:

The Companies’ audited consolidated financial statements for the years ended December 31, 2012 and 2011 and unaudited financial statements for the six months ended June 30, 2013 and 2012 are attached hereto as Exhibit 99.2.

(b)	Pro forma financial information:

The unaudited combined pro forma financial information for the Company, after giving effect to the acquisition of the Companies and adjustments described in such pro forma financial information, are attached hereto as Exhibit 99.3.

(c)	Shell company transactions:

Not applicable

(d)	Exhibits:

2.1	Stock Purchase Agreement, dated as of July 17, 2013, by and among Health Plan Intermediaries Holdings, LLC, Health Insurance Innovations, Inc., Joseph Safina, Howard Knaster and Jorge Saavedra (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K) (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 23, 2013).

10.1	Form of Performance Based Stock Award (A) Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 23, 2013).

10.2	Form of Performance Based Stock Award (B) Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 23, 2013).

10.3	Adjustable Promissory Note due June 30, 2015 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 23, 2013).

10.4	Guaranty, dated as of July 17, 2013, of Health Insurance Innovations, Inc. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 23, 2013).

99.1	Press release, dated July 19, 2013, of Health Insurance Innovations, Inc. (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 23, 2013).

99.2	The Companies’ audited consolidated financial statements for the years ended December 31, 2012 and 2011 and unaudited financial statements for the six months ended June 30, 2013 and 2012.

99.3	Unaudited pro forma financial information for the Company, after giving effect to the acquisition of the Companies and adjustments described in such pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.

Dated: October 2, 2013

	By:	/s/ Michael W. Kosloske
Michael W. Kosloske
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of July 17, 2013, by and among Health Plan Intermediaries Holdings, LLC, Health Insurance Innovations, Inc., Joseph Safina, Howard Knaster and Jorge Saavedra (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K) (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 23, 2013).

10.1	Form of Performance Based Stock Award (A) Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 23, 2013).

10.2	Form of Performance Based Stock Award (B) Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 23, 2013).

10.3	Adjustable Promissory Note due June 30, 2015 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 23, 2013).

99.1	Press release, dated July 19, 2013, of Health Insurance Innovations, Inc. (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-35811) filed on July 23, 2013).

99.2	The Companies’ audited consolidated financial statements for the years ended December 31, 2012 and 2011 and unaudited financial statements for the six months ended June 30, 2013 and 2012

99.3	Unaudited pro forma financial information for the Company, after giving effect to the acquisition of the Companies and adjustments described in such pro forma financial information.

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